                                                                    Exhibit 99.4


(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2



                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                           $502,087,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE2



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                 OCTOBER 7, 2004



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2



Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

-------------------------------------------------------------------------------------------------------------------------------
                              SCENARIO                          1                      2                      3
-------------------------------------------------------------------------------------------------------------------------------
                                 SPEED                     75% pricing            100% pricing           125% pricing
                                 RATES                       Forward                Forward                Forward
                              TRIGGERS                        Fail                    Fail                   Fail
                          CLEANUP CALL                     To Maturity            To Maturity            To Maturity
                   DEFAULT P&I ADVANCE                     100% Advance           100% Advance           100% Advance
                      DEFAULT SEVERITY                         50%                    50%                     50%
                  DEFAULT RECOVERY LAG                       6 months               6 months                6 months
                       DEFAULT BALANCE                    Current Balance        Current Balance        Current Balance
                       CPR = CDR + CRR  Capped at prepay
                             CPR = CRR      PSA standard     CPR = CRR              CPR = CRR              CPR = CRR
-------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                   BOND          SUB-
CLASS  RATINGS     SIZE     ORDINATION
===============================================================================================================================
A      AAA         80.50        19.50   CDR
                                        CummLosses
-------------------------------------------------------------------------------------------------------------------------------
M1     AA          7.00         12.50   CDR
                                        CummLosses
-------------------------------------------------------------------------------------------------------------------------------
M2     A           4.25          8.25   CDR
                                        CummLosses
-------------------------------------------------------------------------------------------------------------------------------
M3     A -         1.50          6.75   CDR
                                        CummLosses
-------------------------------------------------------------------------------------------------------------------------------
B1     BBB +       1.50          5.25   CDR
                                        CummLosses
-------------------------------------------------------------------------------------------------------------------------------
B2     BBB         1.50          3.75   CDR
                                        CummLosses
-------------------------------------------------------------------------------------------------------------------------------
B3     BBB-        1.00          2.75   HBK CDR                              75                     75                     75
                                        Yield                              9.01                   8.77                   8.57
                                        DM                                  390                    384                    385

                                        WAL                               15.83                  12.39                   9.93
                                        Mod Dur                            8.70                   7.72                   6.79
                                        Prin Writedown             0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                        CummLosses        26,102,249.73 (5.11%)  19,441,169.00 (3.80%)  14,922,896.55 (2.92%)
-------------------------------------------------------------------------------------------------------------------------------
B4     S&P [BBB]   1.00          1.75   HBK CDR                              75                     75                     75
                                        Yield                             10.59                  10.47                  10.40
                                        DM                                  542                    543                    552

                                        WAL                               17.57                  13.89                  11.24
                                        Mod Dur                            8.40                   7.69                   6.95
                                        Prin Writedown             0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                        CummLosses        26,102,249.73 (5.11%)  19,441,169.00 (3.80%)  14,922,896.55 (2.92%)
-------------------------------------------------------------------------------------------------------------------------------
                   -             1.75   CDR
                                        CummLosses
-------------------------------------------------------------------------------------------------------------------------------
OC                 1.75          1.75                                         -                      -                      -
===============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                    4                        5                             6                      7                   8
------------------------------------------------------------------------------------------------------------------------------------
               75% pricing              100% pricing                 125% pricing            75% pricing        100% pricing
       Forward, up 200 over 12 mos  Forward, up 200 over 12 mos  Forward, up 200 over 12 mos Forward + 200      Forward + 200
                   Fail                     Fail                         Fail                    Fail               Fail
               To Maturity              To Maturity                   To Maturity            To Maturity         To Maturity
               100% Advance             100% Advance                 100% Advance            100% Advance        100% Advance
                    50%                      50%                          50%                     50%               50%
                 6 months                 6 months                     6 months                6 months           6 months
             Current Balance          Current Balance               Current Balance         Current Balance    Current Balance

                 CPR = CRR                CPR = CRR                    CPR = CRR               CPR = CRR          CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------


CLASS
====================================================================================================================================
A

------------------------------------------------------------------------------------------------------------------------------------
M1

------------------------------------------------------------------------------------------------------------------------------------
M2

------------------------------------------------------------------------------------------------------------------------------------
M3

------------------------------------------------------------------------------------------------------------------------------------
B1

------------------------------------------------------------------------------------------------------------------------------------
B2

------------------------------------------------------------------------------------------------------------------------------------
B3                        75                           75                           75                     75                     75
                        8.32                         8.36                         8.37                   9.97                   9.40
                         444                          449                          452                    285                    233

                       15.77                        12.37                         9.93                  16.24                  14.71
                        8.99                         7.84                         6.82                   8.44                   8.24
                0.00 (0.00%)                 0.00 (0.00%)                 0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
       26,059,087.13 (5.10%)        19,427,443.97 (3.80%)        14,918,638.73 (2.92%)  26,137,583.70 (5.11%)  19,455,205.05 (3.81%)
------------------------------------------------------------------------------------------------------------------------------------
B4                        75                           75                           75                     75                     75
                        9.93                        10.09                        10.25                  11.50                  10.78
                         599                          616                          633                    432                    361

                       17.50                        13.87                        11.23                  17.78                  17.78
                        8.71                         7.82                         6.97                   8.11                   8.27
                0.00 (0.00%)                 0.00 (0.00%)                 0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
       26,059,087.13 (5.10%)        19,427,443.97 (3.80%)        14,918,638.73 (2.92%)  26,137,583.70 (5.11%)  19,455,205.05 (3.81%)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
OC                         -                            -                            -                      -                      -
====================================================================================================================================

------------------------------
                 9
------------------------------
           125% pricing
           Forward + 200
               Fail
            To Maturity
            100% Advance
                 50%
              6 months
           Current Balance

              CPR = CRR
------------------------------


CLASS
==============================
A

------------------------------
M1

------------------------------
M2

------------------------------
M3

------------------------------
B1

------------------------------
B2

------------------------------
B3                          75
                          8.94
                           201

                         12.28
                          7.59
                  0.00 (0.00%)
         14,928,376.51 (2.92%)
------------------------------
B4                          75
                         10.30
                           320

                         15.66
                          8.01
                  0.00 (0.00%)
         14,928,376.51 (2.92%)
------------------------------


------------------------------
OC                           -
==============================

                              SCENARIO                                     1                      2                        3
------------------------------------------------------------------------------------------------------------------------------------
                                 SPEED                               75% pricing            100% pricing              125% pricing
                                 RATES                                 Forward                 Forward                  Forward
                              TRIGGERS                                   Fail                    Fail                     Fail
                          CLEANUP CALL                               To Maturity             To Maturity               To Maturity
                   DEFAULT P&I ADVANCE                               100% Advance            100% Advance              100% Advance
                      DEFAULT SEVERITY                                   50%                     50%                       50%
                  DEFAULT RECOVERY LAG                                 6 months                6 months                  6 months
                       DEFAULT BALANCE                             Current Balance         Current Balance           Current Balance
                       CPR = CDR + CRR    Capped at prepay
                             CPR = CRR        PSA standard            CPR = CRR               CPR = CRR                 CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                    BOND          SUB-
CLASS   RATINGS     SIZE    ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A         AAA      80.50        19.50     CDR
                                          CummLosses
M1        AA        7.00        12.50     CDR
                                          CummLosses
M2         A        4.25         8.25     CDR
                                          CummLosses
M3        A -       1.50         6.75     CDR
                                          CummLosses
B1       BBB +      1.50         5.25     CDR
                                          CummLosses
B2        BBB       1.50         3.75     CDR
                                          CummLosses
B3        BBB-      1.00          2.75    HBK CDR                              100                     100                       100
                                          Yield                               9.02                    8.79                      8.54
                                          DM                                   393                     388                       377

                                          WAL                                15.26                   12.00                     10.41
                                          Mod Dur                             8.55                    7.58                      7.00
                                          Prin Writedown              0.00 (0.00%)            0.00 (0.00%)              0.00 (0.00%)
                                          CummLosses         33,696,735.49 (6.59%)   25,270,033.78 (4.94%)     19,492,697.83 (3.81%)
B4     S&P [BBB]    1.00          1.75    HBK CDR                              100                     100                       100
                                          Yield                              10.62                   10.51                     10.29
                                          DM                                   547                     548                       536

                                          WAL                                16.95                   13.47                     11.93
                                          Mod Dur                             8.30                    7.58                      7.20
                                          Prin Writedown              0.00 (0.00%)            0.00 (0.00%)              0.00 (0.00%)
                                          CummLosses         33,696,735.49 (6.59%)   25,270,033.78 (4.94%)     19,492,697.83 (3.81%)
                      -           1.75    CDR
                                          CummLosses
OC                  1.75          1.75                                        -                       -                          -

                              SCENARIO                                       4                                5
------------------------------------------------------------------------------------------------------------------------------------
                                 SPEED                                 75% pricing                      100% pricing
                                 RATES                         Forward, up 200 over 12 mos       Forward, up 200 over 12 mos
                              TRIGGERS                                    Fail                               Fail
                          CLEANUP CALL                                 To Maturity                       To Maturity
                   DEFAULT P&I ADVANCE                                100% Advance                      100% Advance
                      DEFAULT SEVERITY                                      50%                              50%
                  DEFAULT RECOVERY LAG                                   6 months                          6 months
                       DEFAULT BALANCE                               Current Balance                    Current Balance
                       CPR = CDR + CRR    Capped at prepay
                             CPR = CRR        PSA standard              CPR = CRR                          CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                    BOND          SUB-
CLASS   RATINGS     SIZE    ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A         AAA      80.50        19.50     CDR
                                          CummLosses
M1        AA        7.00        12.50     CDR
                                          CummLosses
M2         A        4.25         8.25     CDR
                                          CummLosses
M3        A -       1.50         6.75     CDR
                                          CummLosses
B1       BBB +      1.50         5.25     CDR
                                          CummLosses
B2        BBB       1.50         3.75     CDR
                                          CummLosses
B3        BBB-      1.00          2.75    HBK CDR                                 100                                    100
                                          Yield                                  8.35                                   8.38
                                          DM                                      447                                    452

                                          WAL                                   15.21                                  11.98
                                          Mod Dur                                8.82                                   7.69
                                          Prin Writedown                 0.00 (0.00%)                           0.00 (0.00%)
                                          CummLosses            33,644,878.35 (6.58%)                  25,253,335.91 (4.94%)
B4     S&P [BBB]    1.00          1.75    HBK CDR                                 100                                    100
                                          Yield                                  9.98                                  10.14
                                          DM                                      605                                    621

                                          WAL                                   16.89                                  13.44
                                          Mod Dur                                8.58                                   7.69
                                          Prin Writedown                 0.00 (0.00%)                           0.00 (0.00%)
                                          CummLosses            33,644,878.35 (6.58%)                  25,253,335.91 (4.94%)
                      -           1.75    CDR
                                          CummLosses
OC                  1.75          1.75                                           -                                      -

                              SCENARIO                                     6                                 7
------------------------------------------------------------------------------------------------------------------------------------
                                 SPEED                                125% pricing                      75% pricing
                                 RATES                         Forward, up 200 over 12 mos             Forward + 200
                              TRIGGERS                                    Fail                              Fail
                          CLEANUP CALL                                To Maturity                       To Maturity
                   DEFAULT P&I ADVANCE                                100% Advance                      100% Advance
                      DEFAULT SEVERITY                                    50%                               50%
                  DEFAULT RECOVERY LAG                                 6 months                          6 months
                       DEFAULT BALANCE                             Current Balance                   Current Balance
                       CPR = CDR + CRR    Capped at prepay
                             CPR = CRR        PSA standard             CPR = CRR                         CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                    BOND          SUB-
CLASS   RATINGS     SIZE    ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A         AAA      80.50        19.50     CDR
                                          CummLosses
M1        AA        7.00        12.50     CDR
                                          CummLosses
M2         A        4.25         8.25     CDR
                                          CummLosses
M3        A -       1.50         6.75     CDR
                                          CummLosses
B1       BBB +      1.50         5.25     CDR
                                          CummLosses
B2        BBB       1.50         3.75     CDR
                                          CummLosses
B3        BBB-      1.00          2.75    HBK CDR                                 100                            100
                                          Yield                                  8.39                           6.69
                                          DM                                      454                            -31

                                          WAL                                   9.75                           18.21
                                          Mod Dur                                6.74                           8.46
                                          Prin Writedown                 0.00 (0.00%)          3,544,210.29 (69.36%)
                                          CummLosses            19,487,465.72 (3.81%)          33,740,160.43 (6.60%)
B4     S&P [BBB]    1.00          1.75    HBK CDR                                 100                            100
                                          Yield                                 10.29                          -3.90
                                          DM                                      637                           -991

                                          WAL                                   10.95                           7.85
                                          Mod Dur                                6.87                           4.69
                                          Prin Writedown                 0.00 (0.00%)         5,110,000.00 (100.00%)
                                          CummLosses            19,487,465.72 (3.81%)          33,740,160.43 (6.60%)
                      -           1.75    CDR
                                          CummLosses
OC                  1.75          1.75                                           -                              -

                              SCENARIO                                      8                              9
------------------------------------------------------------------------------------------------------------------------------------
                                 SPEED                                100% pricing                   125% pricing
                                 RATES                               Forward + 200                  Forward + 200
                              TRIGGERS                                    Fail                           Fail
                          CLEANUP CALL                                To Maturity                    To Maturity
                   DEFAULT P&I ADVANCE                                100% Advance                   100% Advance
                      DEFAULT SEVERITY                                    50%                            50%
                  DEFAULT RECOVERY LAG                                 6 months                       6 months
                       DEFAULT BALANCE                              Current Balance                Current Balance
                       CPR = CDR + CRR    Capped at prepay
                             CPR = CRR        PSA standard             CPR = CRR                     CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                    BOND          SUB-
CLASS   RATINGS     SIZE    ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A         AAA      80.50        19.50     CDR
                                          CummLosses
M1        AA        7.00        12.50     CDR
                                          CummLosses
M2         A        4.25         8.25     CDR
                                          CummLosses
M3        A -       1.50         6.75     CDR
                                          CummLosses
B1       BBB +      1.50         5.25     CDR
                                          CummLosses
B2        BBB       1.50         3.75     CDR
                                          CummLosses
B3        BBB-      1.00          2.75    HBK CDR                               100                            100
                                          Yield                                7.03                           8.29
                                          DM                                     -5                            120

                                          WAL                                 17.82                          16.84
                                          Mod Dur                              8.89                           8.71
                                          Prin Writedown      2,224,113.83 (43.52%)             350,874.29 (6.87%)
                                          CummLosses          25,287,486.52 (4.95%)          19,499,570.13 (3.82%)
B4     S&P [BBB]    1.00          1.75    HBK CDR                               100                            100
                                          Yield                              -11.67                         -10.50
                                          DM                                  -1778                          -1676

                                          WAL                                  6.25                           6.58
                                          Mod Dur                              4.34                           4.85
                                          Prin Writedown     5,110,000.00 (100.00%)         5,110,000.00 (100.00%)
                                          CummLosses          25,287,486.52 (4.95%)          19,499,570.13 (3.82%)
                      -           1.75    CDR
                                          CummLosses
OC                  1.75          1.75                                        -                               -

                              SCENARIO                                     1                      2                        3
------------------------------------------------------------------------------------------------------------------------------------
                                 SPEED                               75% pricing            100% pricing              125% pricing
                                 RATES                                 Forward                 Forward                  Forward
                              TRIGGERS                                   Fail                    Fail                     Fail
                          CLEANUP CALL                               To Maturity             To Maturity               To Maturity
                   DEFAULT P&I ADVANCE                               100% Advance            100% Advance              100% Advance
                      DEFAULT SEVERITY                                   50%                     50%                       50%
                  DEFAULT RECOVERY LAG                                 6 months                6 months                  6 months
                       DEFAULT BALANCE                             Current Balance         Current Balance           Current Balance
                       CPR = CDR + CRR    Capped at prepay
                             CPR = CRR        PSA standard            CPR = CRR               CPR = CRR                 CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                    BOND          SUB-
CLASS   RATINGS     SIZE    ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A         AAA      80.50        19.50     CDR
                                          CummLosses
M1        AA        7.00        12.50     CDR
                                          CummLosses
M2         A        4.25         8.25     CDR
                                          CummLosses
M3        A -       1.50         6.75     CDR
                                          CummLosses
B1       BBB +      1.50         5.25     CDR
                                          CummLosses
B2        BBB       1.50         3.75     CDR
                                          CummLosses
B3        BBB-      1.00          2.75    HBK CDR                              125                     125                       125
                                          Yield                               9.01                    8.72                      8.42
                                          DM                                   392                     368                       352

                                          WAL                                15.34                   14.25                     12.03
                                          Mod Dur                             8.57                    8.32                      7.65
                                          Prin Writedown              0.00 (0.00%)            0.00 (0.00%)              0.00 (0.00%)
                                          CummLosses         40,819,764.95 (7.99%)   30,813,602.64 (6.03%)     23,881,744.62 (4.67%)
B4     S&P [BBB]    1.00          1.75    HBK CDR                              125                     125                       125
                                          Yield                              10.62                   10.13                      9.39
                                          DM                                   546                     495                       430

                                          WAL                                17.02                   18.45                     16.40
                                          Mod Dur                             8.32                    8.63                      8.28
                                          Prin Writedown              0.00 (0.00%)            0.00 (0.00%)       544,754.04 (10.66%)
                                          CummLosses         40,819,764.95 (7.99%)   30,813,602.64 (6.03%)     23,881,744.62 (4.67%)
                      -           1.75    CDR
                                          CummLosses
OC                  1.75          1.75                                        -                       -                         -

                              SCENARIO                                       4                                5
------------------------------------------------------------------------------------------------------------------------------------
                                 SPEED                                 75% pricing                      100% pricing
                                 RATES                         Forward, up 200 over 12 mos       Forward, up 200 over 12 mos
                              TRIGGERS                                    Fail                               Fail
                          CLEANUP CALL                                 To Maturity                       To Maturity
                   DEFAULT P&I ADVANCE                                100% Advance                      100% Advance
                      DEFAULT SEVERITY                                      50%                              50%
                  DEFAULT RECOVERY LAG                                   6 months                          6 months
                       DEFAULT BALANCE                               Current Balance                    Current Balance
                       CPR = CDR + CRR    Capped at prepay
                             CPR = CRR        PSA standard              CPR = CRR                          CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                    BOND          SUB-
CLASS   RATINGS     SIZE    ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A         AAA      80.50        19.50     CDR
                                          CummLosses
M1        AA        7.00        12.50     CDR
                                          CummLosses
M2         A        4.25         8.25     CDR
                                          CummLosses
M3        A -       1.50         6.75     CDR
                                          CummLosses
B1       BBB +      1.50         5.25     CDR
                                          CummLosses
B2        BBB       1.50         3.75     CDR
                                          CummLosses
B3        BBB-      1.00          2.75    HBK CDR                                      125                               125
                                          Yield                                       8.38                              8.41
                                          DM                                           451                               454

                                          WAL                                        14.72                             12.04
                                          Mod Dur                                     8.66                              7.71
                                          Prin Writedown                      0.00 (0.00%)                      0.00 (0.00%)
                                          CummLosses                 40,761,323.69 (7.98%)             30,794,551.80 (6.03%)
B4     S&P [BBB]    1.00          1.75    HBK CDR                                      125                               125
                                          Yield                                      10.04                             10.16
                                          DM                                           610                               623

                                          WAL                                        16.31                             13.52
                                          Mod Dur                                     8.45                              7.71
                                          Prin Writedown                      0.00 (0.00%)                      0.00 (0.00%)
                                          CummLosses                 40,761,323.69 (7.98%)             30,794,551.80 (6.03%)
                      -           1.75    CDR
                                          CummLosses
OC                  1.75          1.75                                                -                                 -

                              SCENARIO                                     6                                 7
------------------------------------------------------------------------------------------------------------------------------------
                                 SPEED                                125% pricing                      75% pricing
                                 RATES                         Forward, up 200 over 12 mos             Forward + 200
                              TRIGGERS                                    Fail                              Fail
                          CLEANUP CALL                                To Maturity                       To Maturity
                   DEFAULT P&I ADVANCE                                100% Advance                      100% Advance
                      DEFAULT SEVERITY                                    50%                               50%
                  DEFAULT RECOVERY LAG                                 6 months                          6 months
                       DEFAULT BALANCE                             Current Balance                   Current Balance
                       CPR = CDR + CRR    Capped at prepay
                             CPR = CRR        PSA standard             CPR = CRR                         CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                    BOND          SUB-
CLASS   RATINGS     SIZE    ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A         AAA      80.50        19.50     CDR
                                          CummLosses
M1        AA        7.00        12.50     CDR
                                          CummLosses
M2         A        4.25         8.25     CDR
                                          CummLosses
M3        A -       1.50         6.75     CDR
                                          CummLosses
B1       BBB +      1.50         5.25     CDR
                                          CummLosses
B2        BBB       1.50         3.75     CDR
                                          CummLosses
B3        BBB-      1.00          2.75    HBK CDR                                      125                       125
                                          Yield                                       8.35                    -11.31
                                          DM                                           449                     -1744

                                          WAL                                        10.77                      6.75
                                          Mod Dur                                     7.19                      4.56
                                          Prin Writedown                      0.00 (0.00%)    5,110,000.00 (100.00%)
                                          CummLosses                 23,875,716.72 (4.67%)     40,869,830.78 (8.00%)
B4     S&P [BBB]    1.00          1.75    HBK CDR                                      125                       125
                                          Yield                                      10.05                    -52.40
                                          DM                                           612                     -6430

                                          WAL                                        12.84                      3.15
                                          Mod Dur                                     7.50                      3.08
                                          Prin Writedown                      0.00 (0.00%)    5,110,000.00 (100.00%)
                                          CummLosses                 23,875,716.72 (4.67%)     40,869,830.78 (8.00%)
                      -           1.75    CDR
                                          CummLosses
OC                  1.75          1.75                                                 -                        -

                              SCENARIO                                      8                              9
------------------------------------------------------------------------------------------------------------------------------------
                                 SPEED                                100% pricing                   125% pricing
                                 RATES                               Forward + 200                  Forward + 200
                              TRIGGERS                                    Fail                           Fail
                          CLEANUP CALL                                To Maturity                    To Maturity
                   DEFAULT P&I ADVANCE                                100% Advance                   100% Advance
                      DEFAULT SEVERITY                                    50%                            50%
                  DEFAULT RECOVERY LAG                                 6 months                       6 months
                       DEFAULT BALANCE                              Current Balance                Current Balance
                       CPR = CDR + CRR    Capped at prepay
                             CPR = CRR        PSA standard             CPR = CRR                     CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                    BOND          SUB-
CLASS   RATINGS     SIZE    ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A         AAA      80.50        19.50     CDR
                                          CummLosses
M1        AA        7.00        12.50     CDR
                                          CummLosses
M2         A        4.25         8.25     CDR
                                          CummLosses
M3        A -       1.50         6.75     CDR
                                          CummLosses
B1       BBB +      1.50         5.25     CDR
                                          CummLosses
B2        BBB       1.50         3.75     CDR
                                          CummLosses
B3        BBB-      1.00          2.75    HBK CDR                               125                            125
                                          Yield                              -14.25                          -3.58
                                          DM                                  -2051                          -1050

                                          WAL                                  6.37                           8.65
                                          Mod Dur                              4.48                           8.53
                                          Prin Writedown     5,110,000.00 (100.00%)          4,920,452.36 (96.29%)
                                          CummLosses          30,833,953.60 (6.03%)          23,889,824.79 (4.67%)
B4     S&P [BBB]    1.00          1.75    HBK CDR                               125                            125
                                          Yield                              -49.40                         -44.64
                                          DM                                  -6051                          -5465

                                          WAL                                  3.28                           3.50
                                          Mod Dur                              3.14                           3.26
                                          Prin Writedown     5,110,000.00 (100.00%)         5,110,000.00 (100.00%)
                                          CummLosses          30,833,953.60 (6.03%)          23,889,824.79 (4.67%)
                      -           1.75    CDR
                                          CummLosses
OC                  1.75          1.75                                          -                             -